EXHIBIT 32.1

STAR CENTURY PANDAHO CORPORATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Star Century Pandaho Corporation (the Registrant) on Form 10-Q for the period  ended March 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Fen Xing, Principal  Executive  Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Fen Xing and will be retained by Star Century Pandaho Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: April 25, 2017

By: /s/ Fen Xing

Fen Xing

Chief Executive Officer

(Principal Executive Officer)

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